UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005


                             WORLD HEART CORPORATION
             (Exact name of registrant as specified in its charter)

    Ontario                      000-28882                          N/A
(State or other                 (Commission                    (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)

                                7799 Pardee Lane
                            Oakland, California 94621
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (510) 563-5000


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 17, 2005, World Heart Corporation (the "Company") issued a press release announcing that D. Mark Goudie, its Vice President, Finance and Chief Financial Officer has left the employment of the Company. Mr. Goudie will remain on the Company's Board of Directors and will serve as a consultant to the Company through September 2005. The Company is actively seeking a new Chief Financial Officer.

A copy of the press release announcing the acquisition is furnished as Exhibit
99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     The following exhibit is being filed herewith:

Exhibit No.    Exhibit
-----------    -------

99.1 Press Release, dated May 17, 2005, announcing D. Mark Goudie's Resignation as Vice President, Finance and Chief Financial Officer of World Heart Corporation.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 18, 2005

                                WORLD HEART CORPORATION



                                By: /s/ Jal S. Jassawalla
                                   ---------------------------------------------
                                   Name:   Jal S. Jassawalla
                                   Title:  President and Chief executive Officer

EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Press Release, dated May 17, 2005, announcing D. Mark Goudie's Resignation as Vice President, Finance and Chief Financial Officer of World Heart Corporation.